UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 13, 2024
PRA Group, Inc.
_________________________________________
(Exact name of registrant as specified in its charter)

Delaware		000-50058	75-3078675
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

120 Corporate Boulevard
Norfolk,	Virginia		23502
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code:	(888)	772-7326
Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	PRAA	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.07 Submission of Matters to a Vote of Security Holders

(a) and (b) The Company held its Annual Meeting of Stockholders on June 13, 2024, during which the Company’s stockholders voted as follows on the matters set forth below:

1.Election of Directors. The Company’s stockholders elected the following nominees to serve as directors until the 2025 Annual Meeting or until their successors are duly elected and qualified based upon the following votes:

	For	Against	Abstain	Broker Non-Vote
Vikram A. Atal	34,833,040	232,242	9,781	1,481,178
Danielle M. Brown	33,569,752	1,495,530	9,781	1,481,178
Marjorie M. Connelly	34,859,098	206,184	9,781	1,481,178
Steven D. Fredrickson	33,381,094	1,683,258	10,709	1,481,178
Jayne Anne-Gadhia	34,957,045	103,978	14,040	1,481,178
Glenn P. Marino	34,961,606	102,598	10,859	1,481,178
Geir L. Olsen	34,731,237	333,117	10,709	1,481,178
Brett L. Paschke	33,467,847	1,597,435	9,781	1,481,178
Scott M. Tabakin	33,422,953	1,642,327	9,781	1,481,178
Peggy P. Turner	34,723,155	342,127	9,781	1,481,178
Lance L. Weaver	33,863,964	1,200,928	10,171	1,481,178

2.Ratification of the Appointment of Ernst & Young LLP. The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024, based upon the following votes:

For	Against	Abstain
36,516,393	25,582	14,266

3.Advisory Vote on Named Executive Officer Compensation. The Company’s stockholders approved the advisory vote on the compensation of the Company’s named executive officers ("Say-on-Pay") based upon the following votes:

For	Against	Abstain	Broker Non-Vote
31,852,456	3,190,771	31,836	1,481,178

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRA Group, Inc.

Date: June 20, 2024	By:	/s/ Rakesh Sehgal
Rakesh Sehgal
Executive Vice President and Chief Financial Officer